UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2014

First Colombia Gold Corp.
 (Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Poplar Avenue, Suite 250, Memphis, TN 34119
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  1-888-224-6561

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Exhibits to Purchase and Sale Agreement

On August  27, 2015 the Company signed a Purchase and Sales Agreement (“Agreement”) for the acquisition of certain assets as outlined in the Company’s 8k filing on September 16,2014.

This Amendment is solely to include exhibits 3,4 and 5 to the Bill of Sale not filed previously, hence erroneously not filed in the 8k filed September 16,2014.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith.

Exhibit No.	Description

10.22	Bill of Sale – Exhibit 3

10.23	Bill of Sale – Exhibits 4 and 5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 2014

First Colombia Gold Corp.

By:	/s/ E. Robert Gates
Name:	E. Robert Gates
Title:	Chief Executive Officer